Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 61,333,330.00
Previously Paid Amount	0.00
Total Fee Amount	8,470.14
Total Offset Amount	0.00
Net Fee	$ 8,470.14